INVENTORIES, NET - Schedule of Inventories, Net (Details) - USD ($)	Sep. 30, 2025	Mar. 31, 2025	Mar. 31, 2024
Inventory Disclosure [Abstract]
Purchased office equipment for sale	$ 1,326,282	$ 1,015,852	$ 1,239,240
Equipment parts and supplies	893,293	755,735	695,023
Other supplies	57,668	46,615	48,733
Subtotal	2,277,243	1,818,202	1,982,996
Less: inventory reserve	(22,772)	(18,182)	(19,830)
Inventories, net	$ 2,254,471	$ 1,800,020	$ 1,963,166